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                                                                    EXHIBIT 1(d)

                     MERRIL LYNCH STRATEGIC DIVIDEND FUND

                           Certification Of Amendment
                            To Declaration Of Trust
                                      and
                    Establishment and Designation of Classes


The undersigned, constituting a majority of the Trustees of Merrill Lynch Strategic Dividend Fund (the "Trust"), a Massachusetts business trust, hereby certify that the Trustees of the Trust have duly adopted the following amendments, as approved by a majority of the shareholders of the Trust, to the Trust's Declaration of Trust.

VOTED: That Section 6.1 of Article VI of the Declaration of Trust be, and it hereby is, amended by adding the following:

The Trustees may provide that shares of a class will be exchanged for shares of another class without any act or deed on the part of the holder of shares of the class being exchanged, whether or not shares of such class are issued and outstanding, all on terms and conditions as the Trustees may specify. The Trustees may redesignate a class or series of shares of beneficial interest or a portion of a class or series of shares of beneficial interest whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not substantially adversely affect the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such issued and outstanding shares of beneficial interest.

VOTED: That Section 6.2 of Article VI of the Declaration of Trust be, and it hereby is, amended in its entirety to read as follows:

         6.2 Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set

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forth.  The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except for rights of appraisal specified in Section 11.4 and except as may be specified by the Trustees in connection with the division of shares into classes or the redesignation of classes or portions of classes in accordance with Section 6.1).

VOTED: That Section 10.1 of Article X of the Declaration of Trust be, and it hereby is, amended in its entirety to read as follows:

         10.1 Voting Powers. The Shareholders shall have power to vote (i) for the removal of Trustees as provided in Section 2.3; (ii) with respect to any advisory or management contract as provided in Section 4.1; (iii) with respect to the amendment of this Declaration as provided in Section 11.3; (iv) with respect to such additional matters relating to the Trust as may be required or authorized by the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law or by this Declaration or the By-Laws of the Trust; and (v) with respect to such additional matters relating to the Trust as may be properly submitted for Shareholder approval. If the Shares shall be divided into classes as provided in Article VI hereof, the Shares of each class shall have identical voting rights except that the Trustees, in their discretion, may provide a class with exclusive voting rights with respect to matters related to expenses being borne solely by such class whether or not shares of such class are issued and outstanding.

         The undersigned, being a majority of the Trustees of the Trust, acting pursuant to Section 6.1 of the Declaration of Trust, do hereby divide the shares of beneficial interest of each series of the Trust to create four clases of shares, within the meaning of said Section 6.1, as follows:

         1. The four classes of shares are designated "Class A Shares," "Class B Shares," "Class C Shares," and "Class D Shares."

         2. Class A Shares, Class B Shares, Class C Shares and Class D Shares shall be entitled to all of the rights and preferences accorded to Shares under the Declaration of Trust.

         3. The purchase price, the method of determination of net asset value, the price, terms and manner of redemption, and the relative dividend rights of holders of Class A Shares, Class B Shares, Class C Shares and Class D Shares shall be established by the Trustees of the Trust in accordance with the provisions of the Declaration of Trust and shall be set forth in the currently effective prospectus and statement of additional information of the Trust relating to each series of the Trust, as amended from time to time, contained in the Trust's registration statement under the Securities Act of 1933, as amended.

         4. Class A Shares, Class B Shares, Class C Shares and Class D Shares shall vote together as a single class except that shares of a class may vote separately on





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                 matters affecting only that class and shares of a class not affected by a matter will not vote on that matter.

         5. A class of shares of any series of the Trust may be terminated by the Trustees by written notice to the Shareholders of the class.





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         IN WITNESS WHEREOF, the undersigned, constituting a majority of the
Trustees, have signed this certificate in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust as required by Article XI, Section 11.3(c) of the Declaration of Trust as of the 18th day of October, 1994.


 /s/Ronald W. Forbes
 ----------------------------------      ----------------------------------
 Ronald W. Forbes                        Cynthia A. Montgomery
 58 Euclid Avenue                        Harvard Business School
 Delmar, NY 12054                        Morgan Hall
                                         Soldiers Field Road
                                         Boston, MA 02163


 ----------------------------------      ----------------------------------
 Charles C. Reilly                       Kevin A. Ryan
 9 Hampton Harbor Road                   127 Commonwealth Avenue
 Hampton Bays, NY 11946                  Chestnut Hill, MA 92167


 ----------------------------------      ----------------------------------
 Richard R. West                         Arthur Zeikel
 482 Tepi Drive                          300 Woodland Avenue
 Southbury, CT 06488                     Westfield, NJ 07090


         The Declaration of Trust establishing Merrill Lynch Strategic Dividend Fund, dated May 14, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust, "Merrill Lynch Strategic Dividend Fund," refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employees or agent of Merrill Lynch Strategic Dividend Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Trust but the "Trust Property" only shall be liable.





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         IN WITNESS WHEREOF, the undersigned, constituting a majority of the
Trustees, have signed this certificate in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust as required by Article XI, Section 11.3(c) of the Declaration of Trust as of the 18th day of October, 1994.

                                         /s/Cynthia A. Montgomery
 ----------------------------------      ----------------------------------
 Ronald W. Forbes                        Cynthia A. Montgomery
 58 Euclid Avenue                        Harvard Business School
 Delmar, NY 12054                        Morgan Hall
                                         Soldiers Field Road
                                         Boston, MA 02163


 ----------------------------------      ----------------------------------
 Charles C. Reilly                       Kevin A. Ryan
 9 Hampton Harbor Road                   127 Commonwealth Avenue
 Hampton Bays, NY 11946                  Chestnut Hill, MA 92167


 ----------------------------------      ----------------------------------
 Richard R. West                         Arthur Zeikel
 482 Tepi Drive                          300 Woodland Avenue
 Southbury, CT 06488                     Westfield, NJ 07090


         The Declaration of Trust establishing Merrill Lynch Strategic Dividend Fund, dated May 14, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust, "Merrill Lynch Strategic Dividend Fund," refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employees or agent of Merrill Lynch Strategic Dividend Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Trust but the "Trust Property" only shall be liable.





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         IN WITNESS WHEREOF, the undersigned, constituting a majority of the
Trustees, have signed this certificate in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust as required by Article XI, Section 11.3(c) of the Declaration of Trust as of the 18th day of October, 1994.


 ----------------------------------      ---------------------------------
 Ronald W. Forbes                        Cynthia A. Montgomery
 58 Euclid Avenue                        Harvard Business School
 Delmar, NY 12054                        Morgan Hall
                                         Soldiers Field Road
                                         Boston, MA 02163

                                         /s/ Kevin A. Ryan
 ----------------------------------      ---------------------------------
 Charles C. Reilly                       Kevin A. Ryan
 9 Hampton Harbor Road                   127 Commonwealth Avenue
 Hampton Bays, NY 11946                  Chestnut Hill, MA 92167


 ----------------------------------      ---------------------------------
 Richard R. West                         Arthur Zeikel
 482 Tepi Drive                          300 Woodland Avenue
 Southbury, CT 06488                     Westfield, NJ 07090

         The Declaration of Trust establishing Merrill Lynch Strategic Dividend Fund, dated May 14, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust, "Merrill Lynch Strategic Dividend Fund," refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employees or agent of Merrill Lynch Strategic Dividend Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Trust but the "Trust Property" only shall be liable.





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         IN WITNESS WHEREOF, the undersigned, constituting a majority of the
Trustees, have signed this certificate in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust as required by Article XI, Section 11.3(c) of the Declaration of Trust as of the 18th day of October, 1994.


 ----------------------------------      ---------------------------------
 Ronald W. Forbes                        Cynthia A. Montgomery
 58 Euclid Avenue                        Harvard Business School
 Delmar, NY 12054                        Morgan Hall
                                         Soldiers Field Road
                                         Boston, MA 02163


 ----------------------------------      ---------------------------------
 Charles C. Reilly                       Kevin A. Ryan
 9 Hampton Harbor Road                   127 Commonwealth Avenue
 Hampton Bays, NY 11946                  Chestnut Hill, MA 92167

                                         /s/Arthur Zeikel
 ----------------------------------      ---------------------------------
 Richard R. West                         Arthur Zeikel
 482 Tepi Drive                          300 Woodland Avenue
 Southbury, CT 06488                     Westfield, NJ 07090


         The Declaration of Trust establishing Merrill Lynch Strategic Dividend Fund, dated May 14, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust, "Merrill Lynch Strategic Dividend Fund," refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employees or agent of Merrill Lynch Strategic Dividend Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Trust but the "Trust Property" only shall be liable.





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         IN WITNESS WHEREOF, the undersigned, constituting a majority of the
Trustees, have signed this certificate in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust as required by Article XI, Section 11.3(c) of the Declaration of Trust as of the 15th day of October, 1994.


 ----------------------------------      ---------------------------------
 Ronald W. Forbes                        Cynthia A. Montgomery
 58 Euclid Avenue                        Harvard Business School
 Delmar, NY 12054                        Morgan Hall
                                         Soldiers Field Road
                                         Boston, MA 02163


 ----------------------------------      ---------------------------------
 Charles C. Reilly                       Kevin A. Ryan
 9 Hampton Harbor Road                   127 Commonwealth Avenue
 Hampton Bays, NY 11946                  Chestnut Hill, MA 92167

 /s/Richard West
 ----------------------------------      ---------------------------------
 Richard R. West                         Arthur Zeikel
 482 Tepi Drive                          300 Woodland Avenue
 Southbury, CT 06488                     Westfield, NJ 07090


         The Declaration of Trust establishing Merrill Lynch Strategic Dividend Fund, dated May 14, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust, "Merrill Lynch Strategic Dividend Fund," refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employees or agent of Merrill Lynch Strategic Dividend Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Trust but the "Trust Property" only shall be liable.





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